UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

SOUTHERN CALIFORNIA BANCORP
(Name of registrant as specified in its charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

June 13, 2023

Dear Fellow Shareholder,

On behalf of the Board of Directors and management, you are cordially invited to attend the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Southern California Bancorp (the “Company”). The Annual Meeting will be held at the Company’s headquarters, located at 12265 El Camino Real, Suite 210, San Diego, California, 92130, on Wednesday, July 26, 2023, at 8:30 a.m., Pacific Daylight Time.

The attached Notice of Annual Meeting and proxy statement describe the formal business to be conducted at the Annual Meeting. Members of our Board of Directors and management will be present in person at the Annual Meeting to respond to any questions that our shareholders may have.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to cast your vote via the Internet, telephone , or by completing your proxy card and returning it by mail. Specific instructions with respect to your voting options are described in the accompanying proxy statement. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from that entity to vote your shares.

Each proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting. If you are a shareholder of record and attend the Annual Meeting, you may simply revoke your previously submitted proxy and vote your shares at that time. If your shares are held by a broker or otherwise not registered in your name, you will need additional documentation from your record holder proving your ownership in order to vote your shares personally at the Annual Meeting.

On behalf of the Board of Directors and the officers and employees of Southern California Bancorp, we would like to thank you and all of our shareholders for your continued support. We look forward to your participation at the Annual Meeting.

Sincerely,

David I. Rainer
Chairman & CEO

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12265 El Camino Real, Suite 210
San Diego, California 92130
(844) 265-7622

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 26, 2023 - 8:30 a.m. (Pacific Daylight Time)

The 2023 Meeting of Shareholders (the “Annual Meeting”) of Southern California Bancorp (the “Company” or “Corporation”) will be held at the Company’s headquarters, located at 12265 El Camino Real, Suite 210, San Diego, CA 92130 on July 26, 2023, at 8:30 a.m. Pacific Daylight Time for the purpose of considering and voting upon the following matters:

ITEMS OF BUSINESS:

Proposals:

I.Election of Directors. To elect the following ten (10) director nominees to the Board of Directors (“Board”) of the Company to serve until the next annual meeting of shareholders and until their successors are elected and have qualified:

Frank D. Di Tomaso	David I. Rainer
John Farkash	Kaveh Varjavand
Irwin Golds	David Volk
Lester Machado	Anne Williams
Richard Martin	Anita Wolman

II.     Ratification of the Appointment of Public Accounting Firm. To ratify the appointment of Eide Bailly LLP as the independent public accounting firm for the Company for the fiscal year ending December 31, 2023.

III.     Other Business. To transact such other business as may properly be brought before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Only shareholders of record at the close of business on June 1, 2023, are entitled to notice and to vote at the Annual Meeting (any and adjournment or postponement thereof).

As set forth in the enclosed proxy statement, proxies are being solicited by and on behalf of the Board. All proposals set forth above are proposals of the Company. It is expected that the Notice of Internet Availability of Proxy Materials, which includes instructions on how to access these materials online will be mailed to shareholders on or about June 13, 2023.

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Your vote is important. Whether or not you expect to attend the Annual Meeting, we hope you will vote as soon as possible. You will be able to vote your shares over the Internet, by telephone or by completing a proxy card and returning it by mail. Please review the instructions with respect to your voting options described in the accompanying proxy statement. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from that entity to vote your shares. Voting by Internet, telephone or mail will not prevent you from voting in person if you choose to attend the Annual Meeting.

If you would like to attend the Annual Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Annual Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the Annual Meeting, you must obtain from the nominee a legal proxy issued in your name.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Manisha K. Merchant
Manisha Merchant
General Counsel and Corporate Secretary

San Diego, California
June 13, 2023

Important Notice Regarding the Availability of
Proxy Materials for the Shareholder Meeting To Be Held on July 26, 2023.
Southern California Bancorp’s proxy statement, annual report and electronic proxy card are available on the Internet at https://www.envisionreports.com/BCAL.
You are encouraged to review all of the information contained in the proxy statement before voting.

2023 | Annual Proxy Statement	4

TABLE OF CONTENTS

Page

Proxy Statement Summary	6
Security Ownership of Certain Beneficial Owners and Management	12
Proposal No. I— Election of Directors	15
Board of Directors	16
Corporate Governance	24
The Board's Role in Risk Oversight	26
Director Compensation	30
Executive Officers	31
Executive Compensation	35
Certain Relationships And Related Transactions, and Director Independence	43
Report of the Audit and Risk Committee	45
Proposal No. II—Ratification of the Appointment of Eide Bailly LLP as the Company’s Independent Public Accounting Firm for the Fiscal Year Ended December 31, 2023	46

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PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

Date and Time July 26, 2023 8:30 A.M. Pacific Daylight Time	Record Date June 1, 2023

Location Southern California Bancorp 12265 El Camino Real, Suite 210 San Diego, California 92130	Who Can Vote Holders of the Company’s Common Stock as of the Record Date
Introduction
This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board ”) of Southern California Bancorp, a California corporation, for use at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) and any adjournments or postponements of the Annual Meeting. The Notice of Internet Availability of Proxy Materials is first being mailed to shareholders on or about June 13, 2023.

If we change the date, time or location of the Annual Meeting, we will announce the decision to do so in advance and post details on our website at https://investor.banksocal.com. The proxies that we are soliciting authorize the proxy holders to vote your shares in accordance with your instructions at any adjournment or postponement of the Annual Meeting.

As a matter of convenience, in this proxy statement we refer to Southern California Bancorp as the “Company,” “Corporation” or “we,” “us” or “our.” We refer to Bank of Southern California, N.A., our wholly-owned bank subsidiary, as the “Bank.”

Shareholders are being asked to vote on the following matters:

No.	Proposal	Board Recommendation	Page
I.	Election of the ten (10) director nominees named in this proxy statement, to serve until the next annual meeting of shareholders and until their successors are elected and have qualified.	FOR, each director nominee	15
II.	Ratification of the selection of Eide Bailly LLP as the Company’s independent public accounting firm for the year ending December 31, 2023	FOR	46

These proposals are described in more detail elsewhere in this proxy statement. In addition to these proposals, shareholders will also consider any other matters that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

2023 | Annual Proxy Statement	6

By submitting your proxy, you authorize the persons named in this proxy statement to represent you and vote your shares at the Annual Meeting in accordance with your instructions. Those persons also may vote your shares to adjourn the Annual Meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the Annual Meeting.
The Company’s Annual Report for the year ended December 31, 2022, (the “Annual Report”), which includes the Company’s audited financial statements, accompanies this proxy statement. The Annual Report does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference.
The proxy materials for the Annual Meeting, including this proxy statement and the Annual Report, will be available to our shareholders on the internet at www.envisionreports.com/BCAL, beginning on or about June 13, 2023.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and provide us with your proxy or voting instructions as soon as possible.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and where will the Annual Meeting be held?
The Annual Meeting will be held at the Company’s headquarters, located at 12265 El Camino Real, Suite 210, San Diego, CA 92130 on July 26, 2023, at 8:30 a.m. Pacific Daylight Time.

Why did you send me this proxy statement?
We sent you this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. You may also vote by telephone or by the Internet by following the instructions on the proxy card.

Who may vote?
Shareholders who were the record owners of the Company’s common stock (the “Common Stock”) at the close of business on June 1, 2023 (the “Record Date”) are entitled to vote. On the Record Date, there were 18,295,070 shares of Common Stock issued and outstanding and entitled to vote. Our Common Stock is our only outstanding class of capital stock.

What is the difference between a shareholder of record and a “street name” holder?
If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a company, trust or other nominee, then the broker, company, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you are still considered the beneficial owner of those shares and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, company, trust or other nominee generally how to vote their shares using the voting instruction form provided by it. If you hold your shares in street name and do not provide voting instructions, your broker, company, trust or other nominee has discretionary authority to vote your shares on “routine” proposals, such as on the ratification of the selection of Eide Bailly LLP as our independent public accounting firm for the fiscal year ending December 31, 2023 (Proposal II), even in the absence of your specific voting instruction. Those shares will also be counted as present at the Annual Meeting for purposes of determining a quorum. However, in the absence of your specific instructions as to how to vote, your broker, company, trust or other nominee does not have authority to vote on “non-routine” proposals, including the election of directors (Proposal I), without receiving voting instructions from you.

What constitutes a quorum?
A quorum of shareholders is necessary to hold a valid Annual Meeting. The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the Annual Meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. If there is no quorum, a majority of the shares represented at the Annual Meeting may adjourn the Annual Meeting to another date.

2023 | Annual Proxy Statement	8

How many votes do I have?
Holders of Common Stock are entitled to one vote for each share of Common Stock held in his or her name on the books of the Company as of the Record Date on any matter submitted to the vote of the shareholders.

Notwithstanding the foregoing, if any shareholder in attendance at the Annual Meeting gives notice at the Annual Meeting, prior to the voting, of an intention to cumulate votes in the election of directors, then all shareholders will be entitled to cumulate votes in that election. In an election of directors held by cumulative voting, each shareholder is entitled to cast a number of votes that is equal to the number of directors to be elected (which at the Annual Meeting will be ten), multiplied by the number of shares that the shareholder is entitled to vote at the Annual Meeting. The shareholder may cast all of those votes for a single nominee or distribute them among any number or all of the nominees in such proportions as the shareholder may choose.

What vote is required to approve each proposal, and what is the effect of withholding authority to vote, broker non-votes and abstentions?
The following table sets forth the vote that is required to approve each proposal, and the effect of withholding authority to vote, broker non-votes and abstentions from voting.

Proposal	Vote Required	Effect of “Withhold” Votes, Abstentions, Broker Non-Votes
Proposal I: Election of Directors	The candidates receiving the highest number of votes, up to the number of directors to be elected, ten (10), will be elected.

Withheld votes, abstentions and broker non-votes will have no effect on the voting for the election of directors. However, shares voted “withhold” and broker non-votes will be considered present at the Annual Meeting for purposes of determining whether a quorum is present.

Proposal II: Ratification of the Company’s Independent Public Accounting Firm	Affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting, with affirmative votes constituting at least a majority of the required quorum.	Abstentions and broker non- votes will have no effect unless there are insufficient votes in favor of the proposal, such that the affirmative votes constitute less than a majority of the required quorum. In such case, abstentions and broker non-votes will have the same effect as a vote against the proposal.

How do I vote?
You may vote at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote while attending the Annual Meeting.

If you are a shareholder of record, you may direct how your shares are voted without attending the Annual Meeting in one of the following ways:

2023 | Annual Proxy Statement	9

•Voting by Telephone: You may vote by calling the toll-free telephone number and following the instructions printed on your proxy card. The deadline for voting by telephone is July 25, 2023, at 8:59 p.m., Pacific Daylight Time. If you vote by telephone, you do not need to return your proxy card.

•Voting on the Internet: You may vote on the Internet by accessing the website address and following the instructions printed on your proxy card. The deadline for voting on the Internet is July 25, 2023, at 8:59 p.m., Pacific Daylight Time. If you vote on the Internet, you do not need to return your proxy card.

•Voting by Mail: You may vote by completing, signing and returning your proxy card by mail. To vote in this manner, please mark, date and sign the enclosed proxy card and return it by mail in the accompanying postage-prepaid envelope. In order to assure that your shares will be voted, you should mail your signed proxy card in sufficient time for it to be received before the Annual Meeting. If your shares are registered in different names or you hold your shares in more than one capacity, you will receive more than one proxy card. In that case, if you choose to vote by mail and you want all of your shares voted, please complete each proxy card that you receive and return it in its own postage prepaid envelope.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy by telephone, Internet or mail will not affect your right to vote at the Annual Meeting should you decide to attend the Annual Meeting. If you do attend and vote your shares at the Annual Meeting after having voted by any of the methods described above, only your last vote will be counted.

Voting by Proxy for Shares Held in Street Name: If you are the beneficial owner of shares held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to instruct how your shares are to be voted at the Annual Meeting.

Revoking a Proxy
You may revoke your proxy before it is voted by:
a.submitting a new proxy with a later date, including a proxy submitted via the Internet or by telephone;
b.providing us with written notification before the Annual Meeting that you are revoking your previously submitted proxy; addressed to the Company’s Corporate Secretary at 12265 El Camino Real, Suite 210, San Diego, CA 92130; or
c.voting at the Annual Meeting.

However, if your shares are held in street name, you will need to contact your broker, bank or the nominee holder if you wish to change or revoke any voting instructions that you previously gave to your broker, bank or other nominee holder.

How will the Board vote my proxy?
If you grant us your proxy to vote your shares (whether by telephone or over the Internet or by completing, signing and returning your proxy card by mail), and you do not revoke that proxy prior to the Annual Meeting, your shares will be voted as directed by you. If you do not provide any specific direction as to how your shares should be voted, your shares will be voted as follows:

a.“FOR” the election of each of the ten (10) director nominees named in this proxy statement to serve until the next annual meeting of shareholders until their successors are elected and have qualified (Proposal No. I); and

2023 | Annual Proxy Statement	10

b.“FOR” ratification of the appointment of Eide Bailly LLP as our independent public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. II).

If any other matter should be properly presented at the Annual Meeting upon which a vote may be taken, the shares will be voted in accordance with the judgment of the holders of the proxy.

2023 | Annual Proxy Statement	11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (the “SEC”). These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities, or has the right to acquire such powers within 60 days. For purposes of calculating each person’s percentage ownership, common stock issuable pursuant to options that are currently exercisable or will become exercisable or restricted share units that will vest within 60 days are included as outstanding and beneficially owned for that person or group, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each person identified in the table has sole voting and investment power over all of the shares shown opposite such person’s name.
The following table provides information regarding the beneficial ownership based on 18,295,070 shares of our common stock issued and outstanding as of June 1, 2023, by those persons or entities known by us to beneficially own more than five percent of the outstanding shares of our common stock.

Name and Address of Greater than 5% Shareholders	Shares Beneficially Owned	Percent of Class Beneficially Owned
John Farkash, Director Bank of Southern California, N.A., 12265 El Camino Real, Suite 210, San Diego, CA 92130	3,032,455	16.53%
Castle Creek Capital Partners VI LP 11682 El Camino Real, Suite 320, San Diego, CA 92130 (1)	2,340,719	12.79%
AB Financial Services Opportunity Fund (c/o Alliance Bernstein L.P.) 1345 Avenue of the Americas, New York, NY 10105	1,805,128	9.87%
Fourthstone LLC 575 Maryville Centre, Suite 110, St. Louis, MO 63141 (2)	1,414,245	7.73%
(1) Mr. Volk is a principal of Castle Creek Capital Partners VI LP, and shares voting and dispositive powers over all shares. Mr. Volk disclaims beneficial ownership of such shares held by Castle Creek Capital Partners VI LP, except to the extent of his pecuniary interest therein. Excludes 5,630 shares held by Castle Creek Advisors IV LLC.
(2) Based on a Schedule 13G filed with the SEC on February 14, 2023, by Fourthstone LLC, Fourthstone Master Opportunity Fund Ltd, Fourthstone GP LLC, Fourthstone QP Opportunity Fund LP, Fourthstone Small-Cap Financials Fund LP, and L. Phillip Stone, IV, who report shared voting and dispositive power of 1,414,245 shares, 935,513 shares, 459,732 shares, 411,078 shares, 48,654 shares, and 1,414,245 shares of the Company’s common stock, respectively. L. Phillip Stone, IV is the Managing Member of Fourthstone LLC and Fourthstone GP LLC, and 1,414,245 shares of common stock are held on behalf of advisory clients.
The following table provides information regarding the beneficial ownership based on 18,295,070 shares of our common stock issued and outstanding as of June 1, 2023, for:
•each director of the Company;
•each of our Named Executive Officers; and
•all directors of the Company and our executive officers (including Named Executive Officers) as a group.

2023 | Annual Proxy Statement	12

Unless otherwise indicated, we believe that the shareholders listed have sole voting and investment power over all of the shares shown opposite such person’s name, subject to applicable community property laws.

Name of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)		Shares Subject to Exercisable Options that will Vest Within 60 Days(3)	Shares Subject to RSUs that will Vest Within 60 Days (3)	Shares Beneficially Owned	Percent of Class Beneficially Owned (3)
Non-Employee Directors:
John Farkash	2,987,229	(4)	44,500	726	3,032,455	16.53%
Irwin Golds	28,176	(5)	33,500	726	62,402	0.34%
Lester Machado	58,580	(6)	14,000	726	73,306	0.40%
Kaveh Varjavand	4,130		—	726	4,856	0.03%
David Volk	2,346,549	(7)	16,000	726	2,363,275	12.91%
Anita Wolman	3,215	(8)	—	726	3,941	0.02%
Anne Williams (9)	40,782	(10)	—	—	40,782	0.22%
Richard Martin	17,801		—	—	17,801	0.10%
Employee Directors:
Frank D. Di Tomaso Executive Director	406,532	(11)	—	—	406,532	2.22%
David I. Rainer Director, Executive Chairman of the Board and Chief Executive Officer	344,924	(12)	—	—	344,924	1.89%
Named Executive Officers:
Thomas G. Dolan Executive Vice President Chief Financial Officer of the Company, and Chief Operating Officer of the Company and the Bank.	197,615	(13)	—	—	197,615	1.08%
Richard Hernandez President of the Company and the Bank	39,978	(14)	—	—	39,978	0.22%
Directors and Executive Officers as a Group (17 in Number) (15)	6,495,379	(15)	108,000	4,356	6,607,735	35.90%

(1)    Unless otherwise stated, the address for each individual is c/o Bank of Southern California, N.A., 12265 El Camino Real, Suite 210, San Diego, CA 92130.
(2) Except as otherwise noted, may include shares held by or with such person’s spouse and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shared power with a spouse); or shares held in an Individual Retirement

2023 | Annual Proxy Statement	13

Account or pension plan as to which such person has pass-through voting rights and investment power. Does not include vested stock options.
(3)    Stock options or restricted share units that are exercisable or vest within 60 days after June 1, 2023, are treated as issued and outstanding for the purpose of computing the percent of class owned by such person but not for the purpose of computing the percent of class owned by any other person.
(4)     Includes 2,404,262 shares held in a trust whereby Mr. Farkash is trustee and has voting rights with respect to such shares, and 582,967 shares held in a joint account of which he has voting rights. Includes 541,700 shares pledged as collateral to secure personal indebtedness of Mr. Farkash.
(5)     Includes 13,500 shares held in an IRA account for Mr. Golds’ benefit, and 14,676 shares held in a trust whereby Mr. Golds is the sole trustee and has voting rights with respect to these shares.
(6)     Includes 47,980 shares held in a trust whereby Mr. Machado is trustee and has voting rights with respect to such shares; and 10,000 shares held in a defined benefit plan to which Mr. Machado has voting rights with respect to such shares.
(7)     Mr. Volk is a principal of Castle Creek Advisors IV LLC and Castle Creek Capital Partners VI LP, which owns 5,630 shares and 2,340,719 shares of our common stock, respectively. Mr. Volk disclaims beneficial ownership of such shares held by Castle Creek Advisors IV LLC and Castle Creek Capital Partners VI LP, except to the extent of his pecuniary interest therein.
(8)     Includes 85 shares held in a joint account of which Ms. Wolman has voting rights.
(9)    Ms. Williams retired from her role as Executive Vice President and Chief Credit Officer effective May 31, 2023. She continues to serve as a director of the Company.
(10) Includes 40,782 shares held in a trust whereby Ms. Williams is trustee and has voting rights with respect to such shares.
(11)    Includes 231,971 shares held in a joint account of which Mr. Di Tomaso has voting rights; 153,336 shares held in an IRA account for Mr. Di Tomaso’s benefit, and 12,075 shares held in his spouse’s name and in her IRA account.
(12) Includes 125,001 shares held in a trust whereby Mr. Rainer is trustee and has voting rights with respect to such shares.
(13)     Includes 197,615 shares held in a trust whereby Mr. Dolan is trustee and has voting rights with respect to such shares.
(14)    Includes 20,834 shares held in an IRA account for Mr. Hernandez’s benefit.
(15) Included beneficial ownership of five additional executive officers totaled 19,868 shares.

Our Board has nominated the ten director nominees named below for election to the Board for a term of one year ending at the next annual meeting of shareholders and until their respective successors are elected and qualified to serve. Each of the ten nominees named below was nominated by the Board upon the recommendation of the Compensation, Nominating, and Governance Committee (“CNG Committee”). Each nominee is currently a director of the Company as well as director of the Company’s subsidiary, Bank of Southern California, N.A. (the “Bank”), and has consented to serve as a director, if elected at the Annual Meeting. Further, except for Mr. Rainer, Mr. Di Tomaso, and Ms. Williams, each qualifies as an independent director under Item 407(a) of Regulation S-K and Nasdaq Rule 5605(a)(2). No current director has any family relationship, as defined in Item 401 of Regulation S-K, with any other director or with any of our executive officers. None of our directors have any arrangement or understanding with another person under which the director was or is to be elected as a director or director nominee. None of our directors have been involved in any bankruptcy or criminal proceedings, nor have there been any judgments or injunctions brought against any of our directors during the last ten years that we consider material to the evaluation of the ability and integrity of any director.

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PROPOSAL I ELECTION OF DIRECTORS

Proposal I

Election of Directors. Electing each of the following ten (10) director nominees to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders and until their successors are elected and have qualified:

Frank D. Di Tomaso	David I. Rainer
John Farkash	Kaveh Varjavand
Irwin Golds	David Volk
Lester Machado	Anne Williams
Richard Martin	Anita Wolman

Vote Required and Recommendation of the Board

Under California law and our Bylaws, the ten nominees receiving the highest number of votes entitled to be cast in the election of directors will be elected to serve as directors of the Company. As a result, any shares that are voted “Withhold” and broker non-votes will not be counted in determining the outcome of the election.

Unless otherwise instructed, the persons who are named as the proxy holders on the enclosed proxy card intend to vote the proxies received by them for the election of each of the ten director nominees. If, prior to the Annual Meeting, any of the nominees becomes unable or unwilling for good cause to serve as a director, the proxy holders will vote the proxies received by them for the election of any substitute nominee selected by the Board. The Company has no reason to believe that any of the nominees will become unable or unwilling to serve. In addition, if any shareholder gives notice at the Annual Meeting, prior to voting, of his or her intention to cumulate votes in the election of directors, the proxy holders will have the discretion to allocate and cast the votes represented by each of the proxies they hold among the above named nominees for whom authority to vote has not been withheld, in such proportions as the proxy holders deem appropriate in order to elect as many of the nominees named below as is possible.

✓	The Board of Directors unanimously recommends that you vote "FOR" each of the director nominees.

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Board of Directors
The following table sets forth certain information about our director nominees, including their ages and year in which they began serving as a director of the Company (or the Bank, if prior to the holding company reorganization on May 15, 2020).

Name	Age	Director Since	Compensation, Nominating and Governance Committee Member	Audit and Risk Committee Member
Frank D. Di Tomaso	65	2021
John Farkash	73	2001		X
Irwin Golds	67	2013	X
Lester Machado	67	2001	Chair	X
Richard Martin	56	2023		X
David I. Rainer	66	2022
Kaveh Varjavand	60	2020	X	Chair
David Volk	46	2016	X
Anne Williams (1)	65	2023
Anita Wolman	71	2020	X	X
(1) Ms. Williams retired from her role as Executive Vice President and Chief Credit Officer effective May 31, 2023. She continues to serve as a director of the Company.

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Director Nominee Highlights

7 of 10 Directors are Independent	100% Independence for CNG, Audit and Risk Committee Chairs and Members
2 of 10 Directors are Female	1 of 10 Directors is a Person of Color
1 of 10 Directors is a Veteran	1 of 10 Directors identifies as LGBTQIA+
Average Age of Directors- 64 years old	Average Director Tenure- 7 years

Age Distribution
10%
10%
20%
60%
40's (10%)
50's (10%)
60's (60%)
70's (20%)

Director Tenure
3
1
6
8+ Years
4-7 Years
0-3 Years

Set forth below is information about each of the director nominees, including their principal occupation, business experience and qualifications to serve on the Board of Directors.

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Frank D. Di Tomaso

Frank D. Di Tomaso is a Director of Southern California Bancorp and Bank of Southern California, N.A. He was a founding member of Bank of Santa Clarita and served as its Vice Chairman (2004-2009), Chairman (2009-2021), Executive Vice President (2004-2011), and CEO (2012-2021). Prior to the founding of Bank of Santa Clarita, he held the positions of Senior Vice President and Business Development Officer at City National Bank (1997-2004) and Senior Vice President and Commercial Loan Team Leader (1996-1997). Before joining City National Bank, Mr. Di Tomaso was employed at Metrobank until it was acquired by Comerica Bank and served as the Senior Vice President and Manager of the Asset Based Loan Division of Metrobank (1990-1996). We first appointed Mr. Di Tomaso to our Board under the terms of our merger agreement with Bank of Santa Clarita, in which we agreed to appoint one of Bank of Santa Clarita’s directors to the our Board and to nominate that director for reelection at least once. In addition to serving on our Board, Mr. Di Tomaso has served as the Bank’s Executive Director since 2021 and is responsible for matters relating to our integration of Bank of Santa Clarita’s business and the retention of its customers and employees.

Mr. Di Tomaso earned his Bachelor of Science degree in Accounting from California State University, Fresno.

Mr. Di Tomaso’s extensive experience as an executive and director of banking and financial institutions, as well as his knowledge and leadership capabilities, make him a valuable member of the Board.

John Farkash

John Farkash is a Founding Director of Southern California Bancorp and Bank of Southern California, N.A. He is the Founder and President of Farkash Construction, Inc. since 1984, serving commercial clients in San Diego County. His experience spans the fields of architecture, interior space planning, construction, real estate development, and commercial real estate property management throughout Southern California. He has also been involved in San Diego’s rural planning issues and continues to oversee the family real estate portfolio.
Mr. Farkash received his bachelor’s degree from the University of California, Berkeley. Following graduation, he was a VISTA (Volunteers in Service to America) volunteer with the Community Design Center in Tucson, Arizona. He received his General Contracting “B” License in 1982.
Mr. Farkash’s extensive business and investment experience, as well as knowledge and involvement in the Bank’s local communities, make him a valuable contributor to the Board.

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Irwin Golds

Irwin Golds is Lead Independent Director of Southern California Bancorp and Bank of Southern California, N.A., and serves as Chair of the Directors Loan Committee of the Bank. He is the CEO and co-founder of Capitis Real Estate, a real estate brokerage, escrow, and investment firm serving Southern California. Earlier in his career, Mr. Golds’ served as partner at law firms Best, Best & Krieger (1981-1988) and Criste, Pippin & Golds, which he cofounded (1994-2003), until retiring from the practice of law in 2003. In addition, he was an organizer and founder of Desert Commercial Bank (2004-2005) and served as director (2006-2012) and Interim President (2009-2010) of Palm Desert National Bank.

Mr. Golds received his Bachelor of Arts degree from the University of California, Los Angeles and his Juris Doctor degree from the University of California Hastings College of the Law. He is an active member of the Coachella Valley business community and has also served as a board member of several charitable organizations, including Shelter From the Storm, YMCA, the Coachella Valley Education Foundation, and the Desert Community Foundation.

Mr. Golds’ broad range of experience in law and financial services have enhanced the Board’s perspective. He is our Board-designated Independent Lead Director.

Dr. Lester Machado

Dr. Lester Machado is a Founding Director of Southern California Bancorp and Bank of Southern California, N.A., and serves as Chair of the Compensation, Nominating and Governance Committee of the Company. He practiced Oral & Maxillofacial Surgery in San Diego for 32 years (from 1990-2021), serving as Chair of the Division of Maxillofacial Surgery at both Rady Children’s Hospital (2005-2020) and Scripps Mercy Hospital (2000-2021), and is a Fellow of the Royal College of Surgeons of Edinburgh. He is the owner of Lester Machado Fine Art (2018-present) and a partner in Gribardo Vineyards (2017-present), farming wine grapes in Northern California.

Dr. Machado received his bachelor’s degree from the University of California, Davis; his DDS degree from University of the Pacific; and his MD degree from Hahnemann University. He currently serves as a trustee of the San Diego Museum of Art and previously served as director for the San Diego Dental Society, San Diego Dental Foundation, Coming Together Foundation, and the Climate Action Campaign.

Dr. Machado’s extensive operational and business experience, as well as his passion for diversity and equality, make him a valuable contributor to the Board.

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David I. Rainer

David I. Rainer has been our Executive Chairman and Chief Executive Officer since September 2022. He previously served as our Executive Chairman from November 2020 and our Executive Chairman, President and Chief Executive Officer from July 2021 to April 2022. Mr. Rainer took a temporary sabbatical from all positions with the Company and the Bank between April 2022 and September 2022. He is a proven leader in growing community banks and most recently served as a Founder, Chairman and CEO of CU Bancorp (Nasdaq: CUNB) and its wholly owned subsidiary California United Bank from 2005 through its sale in 2017. Prior to that, he was the Executive Vice President of Commercial Banking for the Western US at US Bank (NYSE: USB) (2001-2004).

Mr. Rainer served two three-year terms on the board of directors of the Federal Reserve Bank of San Francisco, Los Angeles Branch (2011-2016). He is a member of the Price Board of Councilors at the USC Price School of Public Policy and former director of InBank, a Denver-based community bank (2019-2020). He was also recognized as an Ernst & Young Regional Entrepreneur of the Year winner in 2008. Involved in the community, Mr. Rainer previously served on the board of directors for the Boys and Girls Club of the West Valley, Inner City Arts, Junior Achievement, and the LA Urban League.

Mr. Rainer received his bachelor’s degree from California State University, Northridge, and his master’s in Business Administration from the University of Southern California.

Mr. Rainer’s extensive experience as an executive managing banks and bank holding companies and his proficiency in corporate strategy make him a valuable member of the Board.

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Richard Martin

Richard Martin is a Director of Southern California Bancorp and Bank of Southern California, N.A. He is the founder and President of R. Martin & Associates, a Certified Public Accounting firm providing business consulting, tax, and accounting services to clients in both the public and private sectors since 2003. From 1995 to 2000 and 2001 to 2003, he served as Senior Manager at PricewaterhouseCoopers, LLP. Prior to that, he worked at KPMG LLP for four years, serving as a Supervising Senior Tax Specialist (1990-1994).

Involved in the community, Mr. Martin currently serves on the board of directors for Glendale Memorial Hospital-Dignity Health, City of Burbank Treasurer’s Oversight Committee, and the foundation board for Village Christian Schools. Mr. Martin previously served on the board of directors, Audit Committee, Assets and Liability Committee and Nominating Committee for Americas United Bank (2006-2018); and the board of directors and audit committees for several not-for-profit organizations, including the Burbank YMCA and Glendale Community College’s Advisory Board for the Accounting department.

Mr. Martin received his bachelor’s degree from California State University, Northridge, and attended Golden Gate University for a master’s degree in taxation. He is a Certified Public Accountant (active) in the State of California. He is also a member of several professional organizations including the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants and Latino Deal Makers.

Mr. Martin’s substantial consulting and accounting experience in both the public and private sectors lend considerable strength to the Board. He is one of the Company’s Board-designated “audit committee financial experts.”

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Kaveh Varjavand

Kaveh Varjavand is a Director of Southern California Bancorp and Bank of Southern California, N.A., and serves as Chair of the Audit and Risk Committee of the Company. He is the Founder and President of AARCS, LLC (Accounting, Audit and Reporting Consulting Services), a boutique firm providing consulting services to the financial institutions industry, since 2013. In 2021, Mr. Varjavand founded MMK Ventures, Inc., which holds and operates several web-based assets. From 2006 to 2013, he served as the Partner-in-Charge of the Southern California Financial Services Group at Moss Adams LLP. Prior to that, he worked at KPMG LLP for 16 years, including serving as a Financial Services Audit Partner for more than 7 years. He also served as a director and chair of the Audit Committee of CU Bancorp (Nasdaq: CUNB) and its wholly owned subsidiary California United Bank from 2015 to 2017.

Mr. Varjavand received his bachelor’s degree from the University of Kentucky. He is a Certified Public Accountant (retired) in the State of California. He is also a member of the American Institute of Certified Public Accountants and California Society of CPAs.

Mr. Varjavand’s significant experience serving the financial services industry, specifically in the areas of audit and risk management, has considerably strengthened the Board. He is one of the Company’s Board-designated “audit committee financial experts.”

David Volk

David Volk is a Director of Southern California Bancorp and Bank of Southern California, N.A. He is a principal at Castle Creek Capital, an alternative asset management firm focused on the community banking industry and located in San Diego, California. He started with Castle Creek Capital in 2005, having led or supported investments in numerous recapitalization, distressed, and growth situations. Prior to joining the firm, he worked as an associate with TW Associates Capital, Inc. and Ernst & Young.
Mr. Volk serves on our Board under an agreement that we made with Castle Creek Capital Partners VI LP in connection with its initial investment in the Company. The agreement grants Castle Creek Capital the right to designate a representative to serve on our Board for so long as it beneficially owns at least 5.0% and not less than 891,284 shares of our common stock.

Mr. Volk currently serves as a director of InBankshares Corp/Inbank (2022) in Colorado, Bank of Idaho/Bank of Idaho Holding Company (2019), Bridgewater Bancshares/ Bridgewater Bank (2017) in Minnesota, and New Mexico First Financial (2017). Mr. Volk received his bachelor’s degree from Santa Clara University and his master’s degree from the University of Virginia.

Mr. Volk’s extensive experience in investment, transactional and financial analysis within the community banking industry and his service on multiple bank boards enables him to be a significant contributor to the Board, as well as provides the perspective of a significant investor in the Company.

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Anne Williams

Anne Williams is a Director of Southern California Bancorp and Bank of Southern California, N.A. She is an accomplished credit risk professional with over 35 years of industry experience. Most recently, she was the EVP and Chief Credit Officer of Bank of Southern California, N.A (2020-2023). Prior to that she was with California United Bank where she served as Executive Vice President, Chief Credit Officer (2004-2017) and Chief Operating Officer (2008-2017) and was a bank Director (2009-2014). Prior to that, Ms. Williams served as Senior Vice President and Credit Risk Manager for US Bank’s Commercial Banking Market for the State of California (1999-2004) and was previously the Executive Vice President and Chief Credit Officer at California United Bank and its successor, Pacific Century Bank (1992-1999).

Active in the community, Ms. Williams previously served on the board of the Valley Economic Development Center, Inc. and is a former board member of the Los Angeles Local Development Corporation, the California Economic Development Lending Initiative, and the Park Advisory Board for the Pan Pacific Recreation Complex.

Ms. Williams received her bachelor’s degree from Mount Holyoke College.

Ms. Williams’ extensive experience in developing and growing commercial banking platforms makes her a valuable member of the Board.

Anita Wolman

Anita Wolman is a Director of Southern California Bancorp and Bank of Southern California, N.A., and serves as Chair of the Strategic Planning Committee of the Company. She is an experienced Executive, having served in senior officer roles and as General Counsel for multiple financial institutions. Most recently, she was a founder of and served as Executive Vice President, Chief Administrative Officer, General Counsel, and Corporate Secretary at CU Bancorp (Nasdaq: CUNB) and its wholly owned subsidiary California United Bank from inception until its acquisition (2005-2017). Prior to that, she held General Counsel positions at California Commerce Bank and Pacific Century Bank. Ms. Wolman has also been an advisory board member of Lowell Milken Center for Business Law (UCLA School of Law) since 2017.

Ms. Wolman received both her bachelor’s in Political Science and Juris Doctor degrees from the University of California, Los Angeles.

Ms. Wolman’s expansive background in law and corporate governance and her knowledge of compliance and regulatory matters have made her a particularly valued member of the Board.

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Board of Directors
Corporate Governance Principles and Board Matters
Our Board believes that sound governance policies and practices provide an important framework to assist it in fulfilling its duties to our shareholders. Our Board has adopted a number of policies and practices under which it has operated with concepts based on the suggestions of various authorities in corporate governance and the requirements under applicable Nasdaq rules. Our Board members believe these policies and practices are essential to the performance of the Board’s oversight responsibilities and the maintenance of our integrity in the marketplace. The policies and practices include, among others, the following:
Principles of Business Conduct and Ethics Policy. We have adopted a Principles of Business Conduct and Ethics Policy (“Code of Conduct”) applicable to our directors, officers and employees. Our Code of Conduct provides fundamental ethical principles to which these individuals are expected to adhere. Our Code of Conduct operates as a tool to help our directors, officers, and employees understand and adhere to the high ethical standards required for employment by, or association with us. Our Code of Conduct constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act and is our “code of conduct” for purposes of satisfying Nasdaq’s listing standards.
Our Code of Conduct is available on our website at https://investor.banksocal.com/governance. We will disclose any amendment to the Code of Conduct and any waivers of the requirements of our Code of Conduct that may be granted to our executive officers, including our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions on our website.
Related Party Transaction Policy. Our Board has adopted a Related Party Transaction Policy, which provides that subject to certain limited exceptions, we will not enter into or consummate a related party transaction unless our CNG Committee determines it to be fair to the Company and on the same basis as would apply if the transaction did not involve a related party. A “related party transaction” is a transaction between the Company or any of its subsidiaries and any executive officer, director or owner of more than 5% of the outstanding shares of our common stock or persons related to them. Our Related Party Transaction Policy is described in more detail below under “Certain Relationship And Related Transactions, and Director Independence — Policies and Procedures for Approval of Related Person Transactions.”
Board Leadership Structure. Our Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman because our Board believes it is in the best interests of the Company to have the flexibility to select the persons holding those positions based on the business and governance needs and the membership of our Board. Our Board has determined that having our Chief Executive Officer serve as Chairman is in the best interest of our shareholders at this time. In addition, our Board considered that we have a Lead Director who is an independent director. This structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and its industry, as well as fostering greater communication between our management and our Board.
Since the office of Chairman is not held by an independent director, we have appointed Irwin Golds, an independent director, to serve as Lead Director to ensure strong independent board oversight. Our Lead Director (i) presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors; (ii) has the authority to call meetings of the independent directors; (iii) serves as a liaison between the Chairman and the independent directors; (iv)

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ensures that matters of concern or interest of the independent directors are appropriately scheduled for discussion at Board meetings; (v) has the authority to retain outside advisors and consultants who report directly to the Board on Board-wide issues; (vi) serves as a liaison for consultation and direct communication with shareholders, as appropriate; and (vii) performs such other duties, and exercises such powers, from time to time as prescribed by our Board.
Director Independence. Our Board has adopted corporate governance guidelines and principles requiring, among other things, that a majority of the Board be composed of directors meeting the independence requirements established by Nasdaq’s listing standards and applicable SEC rules. These guidelines and our Board’s determination regarding director independence are described below under “Certain Relationships And Related Transactions, and Director Independence — Director Independence.”
Board Diversity. Individual strengths and skills, diversity, experience, composition and succession planning are considered by our CNG Committee when identifying and approving new candidates for the Board. In accordance with the Nasdaq Listing Rule 5605(f)(4), the following table provides the diversity statistics of our ten directors. The categories listed below are specified and defined by Nasdaq. The data included in the table is based on information provided by our directors about how they personally identify themselves.

Southern California Bancorp Board Diversity Matrix as of May 18, 2023
Total Number of Directors	10
Part I : Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	8	0	0
Part II : Demographic Background
Hispanic or Latinx	0	1	0	0
White	2	7	0	0
LGBTQ+	1
Stock Ownership Guidelines. The Company’s Corporate Governance Policy sets forth the Board’s stock ownership guidelines. Under the policy and time periods stated therein, our executive officers are expected to own Company common stock having a value equal to at least three times base salary in the case of the Chief Executive Officer and equal to base salary in the case of the Company’s other executive officers. Non-employee directors are expected to own Company common stock having a value equal to at least two times their annual cash retainer. New executive officers will be expected to meet the applicable threshold within three years of their appointment, and new non-employee directors will be expected to meet the threshold within five years of their election or appointment.
Clawback Policy. Our Board has adopted a Clawback Policy. Under that policy, if any of our executive officers or employees receive incentive compensation as a result of our achievement of financial results measured on the basis of consolidated financial statements that are required to be restated, we generally will be obligated to recoup from those executive officers or employees, the amount by which the incentive compensation they had received based on those consolidated financial statements or the satisfaction of those metrics exceeds the incentive compensation they would have received had such incentive compensation been determined on the basis of the restated consolidated financial statements or revised metric results (“excess compensation”). The policy provides for the recoupment of excessive compensation paid to or received by any executive officer or employee during the three years immediately preceding the accounting restatement. The policy further provides that we

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may seek recovery of any gain realized on the vesting, exercise, settlement, sale, transfer or other disposition of any equity-based awards.
Anti-Hedging Policy. Our Anti-Hedging Policy prohibits our directors and executive officers from hedging the economic interest in Company securities that they own and from engaging in short sales or speculative transactions with respect to our stock. Our Policy Governing Insider Trading and Tipping allows a covered person to seek approval from our Chief Legal Officer to pledge shares of Southern California Bancorp stock for a specific loan. As of the date of this proxy statement, John Farkash has pledged 541,700 shares of Company stock, and such pledge was approved in accordance with our Policy Governing Insider Trading and Tipping. As of the date of this proxy statement, to the best of the Company’s knowledge, except as set forth above, none of our directors or executive officers have outstanding pledges with respect to any Company stock.
The Board’s Role in Risk Oversight
The Board’s responsibilities in overseeing our management and business include oversight of our key risk and management processes and controls. Management, in turn, is responsible for the day-to-day management of risk and implementation of appropriate risk management controls and procedures.
New products and services, third-party risk management and cybersecurity are critical sources of operational risk that financial institutions are expected to address in the current environment. The Board and its sub-committees (including through various management committees) oversee our consolidated enterprise risk management program that monitors the adequacy of policies, procedures, tolerance levels, risk measurement systems, monitoring processes, management information systems and internal controls.
Although risk oversight permeates many elements of the work of the full Board and its committees, the Audit and Risk Committee (“ARC Committee”) is responsible for overseeing any other significant risk management processes. The ARC Committee oversees these risk management processes, periodically reporting its findings and making policy and other recommendations to the full Board.
Regular meetings of the Company’s Board of Directors were held twice a quarter during 2022, with additional, special meetings held as needed. During 2022, the Company’s Board of Directors held a total of fifteen (15) meetings. Separate sessions of independent directors were held regularly or when determined by the independent directors to be necessary. Each director attended at least 75% of the full Board meetings and the meetings of the Board committees on which they served during their term of office as a director in 2022. We encourage our directors to attend our Annual Meeting of shareholders. Five out of our seven then-current directors attended our 2022 Annual Meeting of Shareholders.
Committees of our Board of Directors
Our Board has two standing committees: an Audit and Risk Committee, and a Compensation, Nominating and Governance Committee. The Board has adopted a written charter for each of those committees, and copies of those charters are available on our website at investor.banksocal.com/governance. In addition, from time to time, our Board may establish special committees to address specific issues when necessary.

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The Audit and Risk Committee. Our Board has established a standing ARC Committee, the current members of which are Kaveh Varjavand, its Chairman; John Farkash; Lester Machado; Richard Martin; and Anita Wolman. Our Board also has determined that Mr. Varjavand and Mr. Martin meet the definition of “audit committee financial expert” adopted by the SEC and satisfy the financial sophistication requirements of applicable rules of the Nasdaq Stock Market.
The ARC Committee’s responsibilities include:

•Overseeing our financial reporting, including reviewing and discussing accounting and reporting issues, results of independent audits, the integrity of our financial statements, and our systems of internal controls;
•Overseeing our internal audit process, including determining the scope and scheduling of audit activities; approving the scope of audit plans; and determining the independence, qualifications and performance of our independent auditors and internal audit function;
•Monitoring the open communication among the independent auditor, management, the internal audit function, and the Board;
•Overseeing our significant risk management activities, including information security and cybersecurity;
•Reviewing and assessing the adequacy of its formal written charter on an annual basis; and
•Overseeing such other matters that the Board may delegate to the committee.
The ARC Committee met eight (8) times during 2022.
The Compensation, Nominating and Governance Committee. Our Board has established a standing CNG Committee, the current members of which are Lester Machado, its Chairman; Irwin Golds; Kaveh Varjavand; David Volk; and Anita Wolman.
The CNG Committee’s responsibilities include:

•Reviewing and approving the compensation plans, policies and programs for our Chief Executive Officer and other executive officers;
•Developing, reviewing and making recommendations to the Board with respect to the adoption or revision of cash and equity incentive plans, approving individual grants or awards thereunder, and reporting to the Board regarding the terms of such individual grants or awards;
•Retaining, overseeing, and terminating outside counsel or other experts or consultants, as it deems appropriate, and approving the fees and other retention terms for such person(s);
•Reviewing and discussing with our management the narrative discussion and tables regarding executive officer and director compensation to be included in our annual proxy statement, in accordance with applicable laws, rules and regulations;
•Producing and approving an annual report on executive compensation for inclusion in our annual proxy statement, in accordance with applicable laws, rules and regulations;
•Making recommendations to our Board regarding the type and amount of compensation be paid or awarded to members of our Board;
•Developing and recommending policies to our Board regarding the director nomination process;
•Identifying and recommending to the Board candidates for election as directors;
•Recommending to the Board specific selection qualifications and criteria for Board membership;
•Evaluating the independence of our directors and recommending to the Board our directors’ committee assignments;
•Developing and recommending, for the Board’s approval, corporate governance principles and policies;

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•Reviewing and assessing the adequacy of our Code of Conduct, interpreting non-audit related portions of the Code of Conduct, and making final decisions concerning disciplinary actions relating to those portions of the Code of Conduct;
•Reviewing and making recommendations to our Board concerning our management succession plans;
•Reporting to the Board its annual review of the performance of the Board and its committees, as applicable;
•Annually reviewing and assessing the adequacy of its formal written charter;
•Delegating all or any portions of its duties and responsibilities to a subcommittee of the CNG Committee as it deems necessary or appropriate; and
•Overseeing any other matters that our Board specifically delegates to the CNG Committee.
The CNG Committee met seven (7) times during 2022.
Selection and Nomination of Candidates for Election to the Board of Directors
Our Board has delegated to the CNG Committee the responsibility for developing the specific qualifications and criteria for prospective director candidates as it deems necessary or advisable. The CNG Committee is also charged with recommending to our Board specific candidates for election as directors. The CNG Committee considers nominees recommended by directors, officers, employees, shareholders and others using the same criteria to evaluate all candidates. In identifying prospective director candidates, the CNG Committee may consider all facts and circumstances, including among other things, the specific experience, qualifications, attributes and skills of the prospective director candidate, his or her independence, and our particular needs and the needs of our Board. The CNG Committee is authorized to engage consultants or third-party search firms to assist in identifying and evaluating potential nominees at our expense.
Any shareholder may submit, for consideration and nomination by the CNG Committee, any candidate or candidates for election to the board at any annual meeting of our shareholders by following the notice procedures and providing the information as required our bylaws. To nominate a candidate for election as a director at an annual meeting of shareholders, our bylaws require a shareholder to provide us with written notice no earlier 120 days and no later than 90 days before the date such annual meeting is to be held. If the current year’s annual meeting is called for a date that is not within 30 days of the anniversary of the previous year’s annual meeting, the notice must be received not later than 10 calendar days following the day on which public announcement of the date of the annual meeting is first made. Our bylaws require that the nominating shareholder’s notice include information regarding the nominating shareholder, including the name and address of the nominating shareholder and the classes and number of shares of our capital stock held and beneficially owned by such nominating shareholder. In addition, the notice must include information regarding the candidate for election as director, including the full name, age and date of birth of each candidate; the business and residence address and telephone numbers of each candidate; the education background and business/occupational experience of each candidate including a list of positions held for at least the preceding five years; the class and number of shares of the corporation beneficially owned by the candidate; and a signed representation by the candidate that the candidate will timely provide any other information that we reasonably request for the purpose of preparing our disclosures regarding to the solicitation of proxies for the election of directors. If we request, any candidate proposed by a shareholder must complete a director questionnaire that we provide. In addition, if the nominating shareholder intends that the candidate or candidates be included on our universal proxy card under SEC Rule 14a-19, the shareholder must undertake to comply with Rule 14a-19 and the SEC’s other proxy

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rules and confirm that they have so complied at least 10 days prior to the shareholder meeting, and provide the candidate’s or candidates’ consent(s) to be named in our proxy materials. The name of each candidate for director must be placed in nomination at the annual meeting by a shareholder present in person and the candidate must be present in person at the meeting for the election of directors. Shareholders are advised to carefully review our bylaws, which contain a description of the information required to be submitted, as well as the advance notice and other requirements that apply to nominations by shareholder of candidates for election to the Board.
Director Compensation
The CNG Committee evaluates director compensation and recommends to the Board compensation for non-employee directors, and the Board approves the directors’ compensation for each fiscal year. The Company reimburses its directors for reasonable travel, food, accommodation and other business-related expenses incurred in relation to their service on the Board and committees.
Each of the directors of the Company also serves as a member of the Bank’s Board of Directors. During 2022, we paid our non-employee directors a monthly cash fee of $3,000. The Lead Director received an additional monthly cash fee of $2,000, and the Chair of a Board Committee or a Committee of the Board of Directors of the Bank received a Chair Fee of $2,000 per month. In addition to cash compensation, each of the non-employee directors was granted a number of restricted shares having a fair market value equal to the aggregate of the monthly cash fee with a one-year vesting term. Bank-owned life insurance (“BOLI”) represents the taxable fringe benefit of purchased BOLI by the Bank with the directors as the insured party, whereby the benefit to each director is 100% of the death benefit in excess of the investment in BOLI. Group-term life insurance represents the taxable fringe benefit associated with $250,000 term life insurance for each director at December 31, 2022.
The following table sets forth the compensation to each of our directors for services during 2022 other than Mr. Rainer, our Chief Executive Officer, who received no additional compensation for his service as a director.

	Fees Earned or Paid in	Stock	All Other
Name	Cash	Awards (1)	Compensation (6)	Total
Frank D. Di Tomaso (2)	$—	$—	$319,058	$319,058
John Farkash	36,000	36,012	7,567	79,579
Irwin Golds (3)	194,000	76,023	3,711	273,734
Lester Machado	40,000	36,012	4,252	80,264
Jan Lynn Owen (4)	50,000	27,009	4,120	81,129
Kaveh Varjavand	60,000	36,012	1,032	97,044
David Volk (5)	36,000	36,012	809	72,821
Anita Wolman	60,000	36,012	4,944	100,956
(1)Restricted shares were granted to non-employee directors for their service provided during 2022. The dollar value of restricted stock units represents the aggregate grant date fair value of awards granted during the applicable fiscal year as computed in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions.
(2)Represents amounts paid to Mr. Di Tomaso pursuant to his employment agreement with the Bank, including a cash bonus of $80 thousand for service provided in 2022, which was paid in 2023. See “ Agreements with Executive Officers.”
(3)Mr. Golds received additional fees and restricted shares when was appointed as an interim Chairman from April 2022 through September of 2022.
(4)Ms. Owen served as a Director and Chair of the CNG Committee until her resignation from our Board effective October 18, 2022.
(5)Mr. Volk’s Board fees are paid directly to Castle Creek Advisors IV LLC. Mr. Volk’s restricted shares were issued to Castle Creek Advisors IV LLC at vesting.
(6)Other compensation includes the taxable fringe benefit of purchased BOLI by the Bank with directors as the insured party and group-term life insurance premiums.

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The following table presents: (a) the number of stock awards granted to each non-employee director during 2022 (all of which were in the form of restricted stock units (“RSUs”), the grant date fair values of which are reflected in the table above; (b) the aggregate number of outstanding unvested RSUs held by each non-employee director as of December 31, 2022; and (c) the aggregate number of outstanding options (both vested and unvested) held by each non-employee director at December 31, 2022. The RSUs granted to the non-employee directors during 2022 vested in full on May 12, 2023.

	Stock Awards in the 2022 Summary	Aggregate Awards Outstanding as of December 31, 2022
	Table of Director Compensation Above	Aggregate Number of
Name	Number of Stock Awards (a)	Unvested RSUs Outstanding (b)	Options Outstanding (c)
Frank D. Di Tomaso	—	—	—
John Farkash (1)	2,404	601	47,500
Irwin Golds (2)	5,045	1,482	35,000
Lester Machado (3)	2,404	601	15,500
Jan Lynn Owen (4)	1,803	—	—
Kaveh Varjavand	2,404	601	—
David Volk (5)	2,404	601	17,500
Anita Wolman	2,404	601	—
(1)Options outstanding included unvested stock options totaled 6,000 shares, of which 3,000 shares scheduled to vest on February 20, 2023 and 2024.
(2)Options outstanding included unvested stock options totaled 3,000 shares, of which 1,500 shares scheduled to vest on February 20, 2023 and 2024.
(3)Options outstanding included unvested stock options totaled 3,000 shares, of which 1,500 shares scheduled to vest on February 20, 2023 and 2024.
(4)Ms. Owen served as a Director and Chair of the CNG Committee until her resignation from our Board effective October 18, 2022.
(5)Options outstanding included unvested stock options totaled 3,000 shares, of which 1,500 shares scheduled to vest on February 20, 2023 and 2024.

Compensation Committee Interlocks and Insider Participation
In 2022, the CNG Committee was comprised entirely of five independent directors: Mr. Machado (its Chairman), Mr. Golds, Mr. Varjavand, Mr. Volk, and Ms. Wolman. No member of the CNG Committee is a current, or during 2022 was a former, executive officer or employee of the Company or any of its subsidiaries. During 2022, no member of the CNG Committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. In 2022, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on our Board or its CNG Committee.
Communications with the Board
Shareholders interested in communicating with members of the Board or the non-management directors as a group may do so by writing to the Corporate Secretary at 12265 El Camino Real, Suite 210, San Diego, California, 92130. The Corporate Secretary will review and forward to the appropriate members of the Board copies of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees or that she otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairman of the ARC Committee and will be handled in accordance with procedures established by that committee.

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Executive Officers
The Board periodically evaluates the persons who are designated as executive officers of the Company. The Company’s current executive officers are listed below:

Name	Age	Position
David I. Rainer	66	Chief Executive Officer of the Company and the Bank
Richard Hernandez	48	President of the Company and the Bank
Thomas Dolan	63	Executive Vice President, Chief Financial Officer of the Company, and Chief Operating Officer of the Company and the Bank
Jean Carandang	58	Executive Vice President, Chief Financial Officer of the Bank
Martin Liska	55	Executive Vice President, Chief Risk Officer of the Bank
Manisha K. Merchant	47	Executive Vice President, Chief Legal Officer of the Company and the Bank
Peter Nutz	59	Executive Vice President, Chief Credit Officer of the Bank
Joann Yeung	48	Senior Vice President, Principal Accounting Officer of the Company, and Chief Accounting Officer of the Bank

The biographies of each of our current executive officers, other than Mr. Rainer, are set forth below. No executive officer has any family relationship, as defined in Item 401 of Regulation S-K, with any other executive officer or any of our current directors. There are no arrangements or understandings between any of the officers and any other person pursuant to which he or she was selected as an officer. Mr. Rainer’s biography can be found under Proposal I - Election of Directors.

Richard Hernandez

Richard Hernandez has been our President since 2022 and previously served as our Executive Vice President and Chief Banking Officer since 2020. He is an accomplished banking professional with more than 24 years of industry experience within the Southern California market. Previously, he served as Executive Vice President for Pacific Western Bank (formerly California United Bank), overseeing commercial banking in Los Angeles County and Ventura County (2005-2020). Prior to that, he served as Vice President- Commercial Banking for US Bank (1999-2003).

Active in the community, Mr. Hernandez currently serves on the board of Casa Pacifica, a non-profit organization assisting adolescents and families that are victims of abuse (2011-2017; 2021- present).

Mr. Hernandez received his bachelor’s degree in International Finance from California Lutheran University.

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Thomas G. Dolan

Thomas Dolan has been our Executive Vice President and Chief Financial Officer since 2020. He was appointed Chief Operating Officer in September 2022 and joined us in 2020 as our Executive Vice President and Chief Strategy Officer. He served as our Interim Chief Executive Officer from April to September 2022 while Mr. Rainer was on sabbatical. He has extensive experience providing strategic and operational leadership in highly entrepreneurial, growth-oriented financial institutions. Previously, he held the position of Executive Vice President and Chief Financial Officer at Los Alamos National Bank (2017-2020). Prior to that, he served as Executive Vice President and Chief Operating Officer at Anchor Bancorp Wisconsin Inc., and its successor Old National Bank (2011-2016).

Mr. Dolan received his bachelor’s degree in Economics from Loyola University of Chicago and his master’s in Business Administration with a concentration in Finance from the University of Chicago.

Jean Carandang

Jean Carandang has been the Bank’s Executive Vice President and Chief Financial Officer since 2022 and interim Head of Human Resources since 2023. She leads the Bank’s financial planning and analysis, accounting, treasury, and capital management. Previously, she held the position of Chief Financial Officer at Suncrest Bank (2016-2022). Prior to that, she held the positions of Chief Financial Officer at Simplicity Bank (2008-2016), Senior Vice President and Controller at PFF Bank & Trust (2005-2008), and Vice President and Controller at Quaker City Bank (1993-2005).

Ms. Carandang earned her bachelor’s degree in Accounting from California State University, Los Angeles and is a Certified Public Accountant.

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Martin Liska

Martin Liska has served as the Executive Vice President and Chief Risk Officer of the Bank since 2020. He is responsible for all risk management strategies and operations, as well as supervising the Bank’s risk mitigation and identification procedures. Previously, he served as Chief Risk Officer for Preferred Bank (2017-2020). Prior to that, he served as SVP and BSA Officer for California United Bank (2016-2017); Vice President and BSA/AML Officer for State Bank of India, California (2013-2016); AML Director for Las Vegas Sands Corporation (2012-2013); and VP- Operations and Compliance Risk Manager for City National Bank (2005-2012). Mr. Liska served in multiple positions, including as a bank examiner, for the Federal Reserve Bank (1991-2005).

Active in the community, Mr. Liska served as an executive board member, secretary and founding member of the U.S.A. Southern California Chapter of the Association of Anti-Money Laundering Specialists (ACAMS) (2011-2018).

Mr. Liska received his bachelor’s degree in Organizational Management from the University of La Verne and is a United States Army veteran.

Manisha K. Merchant

Manisha Merchant has served as the Executive Vice President, General Counsel and Corporate Secretary since 2022. She is responsible for all of the legal affairs of the Company and providing legal advice to our Board, Executive Chairman and Chief Executive Officer and senior management. Previously, she served as Executive Vice President, Deputy General Counsel for Banc of California, N.A (2016-2022) after serving as Senior Vice President, Associate General Counsel (2014-2016). Prior to that, Ms. Merchant served as Vice President, Senior Counsel II for Union Bank (2009-2014); First Vice President, Senior Counsel for Washington Mutual and its successor, JPMorgan Chase (2007-2009); and Legal Counsel for Western Financial Bank and its successor, Wachovia Bank (2002-2007).

Active in the community, Ms. Merchant previously served as a member of the board of directors of Asian Americans Advancing Justice – LA (2009-2020).

Ms. Merchant received her bachelor’s degree in Criminology, Law, and Society from the University of California, Irvine, and both her Juris Doctorate and master’s in Business Administration degree from the University of Connecticut. She is licensed to practice law in California.

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Peter Nutz

Peter Nutz has served as the Executive Vice President and Chief Credit Officer since June 2023. Previously, he served as the Credit Administrator of Bank of Southern California, N.A. since 2022. He is an accomplished credit risk professional with over 30 years of industry experience. Most recently, he was with Suncrest Bank headquartered in Visalia, CA where he served as Executive Vice President, Chief Credit Officer (2015-2022). Prior to that, Mr. Nutz spent 13 years in domestic and international credit and risk oversight positions at Rabobank such as EVP of Retail & Micro Risk at Bank Gospodarki Żywnościowej in Warsaw, Poland and Executive Director of Special Asset Management at Rabobank, N.A. Prior to that, Mr. Nutz served as Director of Finance for the Offutt Companies (1998-2002) in Fargo, ND, Supervisory Board Member for Affinity Plus Federal Credit Union (1995-2001) headquartered in St. Paul, MN, and Credit Officer for St. Paul Bank for Cooperatives, FCS (1993-1997).

Mr. Nutz received his master’s degree in mathematics and economics from Universität Ulm, Germany; and his master’s degree in probability theory and combinatorics from University of Minnesota, Minneapolis.

Joann Yeung

Joann Yeung has served as the Senior Vice President and Chief Accounting Officer of Bank of Southern California, N.A. since 2022 and Principal Accounting Officer of Southern California Bancorp since 2023. She previously served as the Bank’s Director of Financial Reporting (2021-2022). She leads the Company’s financial reporting and technical accounting and is responsible for managing various corporate accounting functions, as well as investor relationships. Previously, she served as the Director of Financial Reporting (2020-2021) and FVP/Finance Manager (2016-2020) at First Choice Bank and its successor, Enterprise Bank and Trust. Ms. Yeung was instrumental in preparing both First Choice Bancorp and Southern California Bancorp for their public listings on Nasdaq.

Ms. Yeung received her bachelor’s degree in Accounting from the University of Southern California.

None of our executive officers have been involved in any bankruptcy or criminal proceedings, nor have there been any judgments or injunctions brought against any of our executive officers during the last ten years that we consider material to the evaluation of the ability and integrity of any executive officer.

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Executive Compensation
The goal of our executive compensation program is to attract and retain highly skilled and motivated executive officers that will significantly contribute to the Company’s success. The executive officers are expected to grow and manage the Company and to increase shareholder value while mitigating risk. Thus, the compensation program is designed to provide levels of compensation that reflect the executive’s role in the Company and reward the executive’s performance within the overall performance of the Company. The principal components of our executive compensation program are as follows:
Base Salary. Our base pay generally falls within the established salary range for the executive’s position, and we typically pay base salaries in the middle-to-high end of the salary range. We consider peer salary data and market studies when determining the salary range and believe that base salaries are set at levels that enable us to hire and retain individuals.
Short-Term Incentives. Our annual bonus program is primarily based on the Company meeting or exceeding pre-established annual performance targets, such as return on average assets and asset quality. The Company has entered into a Management Incentive Plan (described below) with certain executive officers that determines their short-term incentives.
Long-Term Incentives. We grant equity awards to certain employees in an effort to attract, retain, and motivate key employees on building long-term profitability and shareholder value by closely aligning the interests of management with those of our shareholders. Awards are granted at the discretion of the CNG Committee. The Company has entered into a Management Incentive Plan (described below) with certain executive officers that determines their long-term incentives.
Other Compensation. Our executives also receive benefits that are generally available to all our employees. We believe our overall compensation package is competitive within the marketplace and consistent with our compensation philosophy.
We have a Management Incentive Plan in place with certain executive officers that is designed to align the interests of management and shareholders. This plan (i) provides a compensation environment that will attract, retain, and motivate key employees of the Company; (ii) aligns corporate goals and strategy to executive compensation strategy; and (iii) recognizes outstanding performers who have contributed significantly to the Company’s success and to the success of such performers’ respective business units. We assess our executive officers’ performance both objectively and subjectively using both financial (e.g., pre-tax, pre-provision revenue and asset quality) and non-financial measures (e.g., strategic objectives and risk management). The CNG Committee of our Board believes that evaluating performance using these metrics aligns the interests of our executive officers with the achievement of sustainable financial performance and results in an increase in shareholder value.
Our CNG Committee annually reviews the total compensation of executive officers reporting to the Chief Executive Officer. Through this review, the CNG Committee determines whether the Company adequately compensates our executive officers for both individual and Company results, relative to external compensation benchmarks. The CNG Committee considers the Company’s internal objectives (financial and non-financial), the individual executive’s contribution to Company objectives, and external peer compensation levels in making annual compensation decisions for the Company’s executive officers. The CNG Committee also receives annual assessments prepared by the Chief Executive Officer regarding the performance of executive officers that directly report to him.

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The following table sets forth an overview of the compensation for David Rainer, Executive Chairman & Chief Executive Officer; Thomas Dolan, Executive Vice President and Chief Financial Officer and, during a portion of 2022, our Interim Chief Executive Officer; Richard Hernandez, President; and Anne Williams, Executive Vice President and Chief Credit Officer. Mr. Rainer, Mr. Dolan, Mr. Hernandez, and Ms. Williams were our named executive officers for the year ended December 31, 2022. The compensation of the named executive officers is not necessarily indicative of how we will compensate our named executive officers in the future. Evaluation and changes, as needed, are made to our compensation structure to ensure compensation packages remain competitive and align with our compensation philosophy.

	Annual Compensation				Long Term Compensation
				Other Annual	Stock
	Fiscal	Salary	Bonus (1)	Compensation (2)	Awards (3)	Total
Name	Year	($)	($)	($)	($)	($)
David I. Rainer (4)	2022	$333,333	$407,292	$879,554	$262,500	$1,882,679
Chief Executive Officer of the Company and the Bank	2021	479,167	—	573,293	500,008	1,552,468

Thomas G. Dolan (5)	2022	356,400	192,500	39,576	310,008	898,484
Executive Vice President Chief Financial Officer of the Company, and Chief Operating Officer of the Company and the Bank	2021	268,333	170,000	43,045	480,016	961,394

Richard Hernandez	2022	357,875	377,344	67,700	250,005	1,052,924
President of the Company and the Bank	2021	311,458	220,000	151,556	175,006	858,020

Anne Williams (6)	2022	327,600	158,620	42,138	173,040	701,398
Executive Vice President, Chief Credit Officer of the Bank	2021	318,032	180,000	87,206	120,012	705,250
(1) Bonus to our named executive officers for services in a particular year are paid no later than in March of the immediately following year.
(2) Refer to “Other Annual Compensation” table below.
(3) Long-term compensation – stock awards – represents the aggregate grant date fair value of awards granted during the applicable fiscal year as computed in accordance with FASB ASC Topic 718, and does not include the vesting of previously granted stock options or restricted share units. Restricted share units typically vest ratably over two to five years.
(4) Mr. Rainer was on unpaid sabbatical leave from April 29, 2022 through September 1, 2022. His other annual compensation was also suspended for the sabbatical period.
(5) Mr. Dolan also served as our Interim Chief Executive Officer from April 29, 2022 through September 1, 2022 while Mr. Rainer was on sabbatical.
(6) Ms. Williams retired from her role as Executive Vice President and Chief Credit Officer effective May 31, 2023. She continues to serve as a director of the Company and the Bank.

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		Other Annual Compensation
			Life	Health
	Fiscal	401(k)	Insurance	Insurance	Car
Name	Year	Match	Premium	Premium	Allowance	Other		Total
David I. Rainer	2022	$12,200	$2,690	$21,894	$12,000	$830,770	(1)	$879,554
Chief Executive Officer of the Company and the Bank	2021	11,600	2,690	34,061	17,250	507,692	(1)	573,293

Thomas G. Dolan	2022	12,200	2,772	12,604	12,000	—		39,576
Executive Vice President Chief Financial Officer of the Company, and Chief Operating Officer of the Company and the Bank	2021	11,464	2,690	17,391	11,500	—		43,045

Richard Hernandez	2022	12,200	630	39,120	15,750	—		67,700
President of the Company and the Bank	2021	11,397	611	53,048	11,500	75,000	(2)	151,556

Anne Williams (3)	2022	12,200	5,334	12,604	12,000	—		42,138
Executive Vice President, Chief Credit Officer of the Bank	2021	1,067	2,690	11,949	11,500	60,000	(2)	87,206
(1) Includes special payment in connection with loss of consulting fees of $831 thousand and $508 thousand in 2022 and 2021.
(2) Represents compensation paid as part of the executive’s sign-on bonus.
(3) Ms. Williams retired from her role as Executive Vice President and Chief Credit Officer effective May 31, 2023. She continues to serve as a director of the Company and the Bank.

Agreements with Company Officers
We have entered into an Amended and Restated Employment Agreement with our Executive Chairman and Chief Executive Officer, David I. Rainer, and an Employment Agreement with the Bank’s Executive Director, Mr. Di Tomaso. We have entered into change-in-control severance agreements with our other executive officers, including Mr. Dolan, Mr. Hernandez, and Ms. Williams. We have also entered into Supplemental Executive Retirement Plans with Mr. Dolan and Mr. Hernandez.
Employment Agreement with David I. Rainer
On January 18, 2023, we entered into an Amended and Restated Employment Agreement with Mr. Rainer pursuant to which he serves as Executive Chairman and Chief Executive Officer of the Company and Chief Executive Officer of the Bank. We have also agreed that Mr. Rainer will serve as a director of the Company and the Bank, and that a failure to nominate, appoint or elect him as director of the Company or the Bank or as Executive Chairman will be treated as a termination without cause under his employment agreement. The employment agreement terminates on December 31, 2025 and, unless terminated by either party, automatically renews for successive one year terms until December 31, 2028.
Under the employment agreement, Mr. Rainer is entitled to an annual base salary of $610,000, which is subject to review from time to time by our Board for increase, but not decrease. Mr. Rainer may also receive a discretionary bonus as determined by the Board, which may include his participation in an executive incentive bonus plan adopted by the Board. Mr. Rainer is eligible to receive benefits under any

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employee benefit plans we make available to senior executives or employees of the Bank generally, including any pension plans, profit sharing plans, 401(k) plan, medical, dental, disability and life insurance plans. We also pay Mr. Rainer a monthly automobile allowance of $1,500. Mr. Rainer has agreed to be bound to our executive compensation clawback policy.
Mr. Rainer’s employment agreement provides for certain severance benefits upon his involuntary termination without “cause” or if he resigns for “good reason,” in each case as defined in his employment agreement. Following such event of termination or such resignation, Mr. Rainer would be entitled to his accrued salary and benefits and a lump sum severance payment equal to his base salary as in effect on the date of termination. Additionally, the Company will continue to cover Mr. Rainer and his covered dependents under its group healthcare coverage until the earlier of 12 months or the date on which he becomes eligible to receive medical benefits under another group health plan.
If Mr. Rainer is terminated without cause or resigns for good reason after the Company publicly announces an anticipated “change of control” as defined in his employment agreement, that is eventually completed, or during the 12 months subsequent to a “change in control,” then he is entitled to receive, in addition to his accrued benefits, a lump sum payment equal to three times the sum of his base salary in effect as of the date of his termination plus the average of his annual bonuses for the previous three years (including the fair market value of any equity grants included in his annual bonuses). Additionally, the Company will pay Mr. Rainer an amount equal to six months of COBRA health insurance premiums for him and his covered dependents.
Mr. Rainer’s employment agreement includes a Section 280G “best-net cutback” provision that provides in the event any payment or benefit provided under the employment agreement or any other arrangement with our Company or its affiliates constitutes “parachute payments” within the meaning of Section 280G of the Internal Revenue Code, then such payments and/or benefits will either be (i) provided in full or (ii) be reduced to the extent necessary to avoid the excise tax imposed by Section 4999 of the Internal Revenue Code, whichever results in Mr. Rainer receiving a greater amount on an after-tax basis.
The payment of all such severance amounts and benefits is contingent upon Mr. Rainer’s timely execution and non-revocation of a release of all claims in a form provided by the Company.
Change-in-Control Agreements with Named Executive Officers
On January 18, 2023, we entered into change-in-control agreements with our named executive officers other than Mr. Rainer. These agreements provide that if the executive is terminated during the 12 months subsequent to a “change in control” of the Company, as defined in the agreements, by the Company without “cause” or by the executive for “good reason,” in each case as defined in the executive’s agreement, the executive will be entitled to receive a lump sum severance payment equal to the sum of the executive’s annual base salary, average annual bonus for the previous three years and the average value of the equity awards granted over the previous three years or, in the case of Mr. Dolan and Mr. Hernandez, two times the sum of those amounts. In addition, the executive would also be entitled to a pro-rated (through the date of termination) portion of his or her bonus for the then-current year, whether payable in cash or property and calculated as if all performance metrics for the maximum bonus were met, and all of the executive’s equity incentive awards will vest, with performance based awards vesting at target. Each change-in-control agreement includes a Code Section 280G “best-net cutback” provision similar to the provision described in Mr. Rainer’s employment agreement immediately above. The payment of all such severance amounts and benefits is contingent upon the executive’s timely execution and non-revocation of a release of all claims. The change-in-control agreements expire on December 31,

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2028, but our obligations to the executives will survive with respect to any change in control that occurs during the term.
Supplemental Executive Retirement Plans with certain Named Executive Officers
In July 2021, the Bank entered into supplemental executive retirement agreements (each, a “SERP”) with Mr. Dolan and Mr. Hernandez providing that a specified annual benefit ($50,000 for Mr. Dolan and $75,000 for Mr. Hernandez) is payable for ten years following his normal retirement at age 67. Each SERP is a nonqualified deferred compensation arrangement with benefits vesting 20% annually over five years for Mr. Dolan and 10% annually over ten years for Mr. Hernandez. If the executive voluntarily resigns or is terminated without cause, as defined in his SERP, before age 67, each SERP provides a lump sum early termination benefit in an amount equal to the product of the then-accrued liability balance and the executive’s vesting percentage. Upon the executive’s permanent disability, death or a termination without cause before age 67, each SERP provides the executive or his beneficiaries a lump sum benefit in an amount equal to then-accrued liability balance. If an executive is terminated without “cause” or resigns for “good reason” during the 12 months following a “change in control,” each as defined in his SERP, before age 67, each SERP provides a lump sum benefit in an amount equal to the accrued liability balance calculated as of the executive’s ordinary retirement discounted for present value. As of December 31, 2022, the present values of the vested accrued benefit were $110,300 for Mr. Dolan and $26,066 for Mr. Hernandez. The SERPs constitute unfunded, unsecured promises by the Bank to make payments in the future.
Employment Agreement with Frank D. Di Tomaso
On April 26, 2021, the Bank entered into an employment agreement with Mr. Di Tomaso. Mr. Di Tomaso’s employment agreement provides that he will serve as the Bank’s Executive Director for an annual salary of $200,000 and such benefits as the Bank provides to similarly situated employees. As the Bank’s Executive Director, Mr. Di Tomaso reports to the Bank’s Executive Chairman and is responsible for assisting with the integration of Bank of Santa Clarita’s business, the retention of its customers and employees and such other matters as the Bank may request.
Southern California Bancorp 2019 Omnibus Equity Compensation Plan
General. The 2019 Omnibus Equity Compensation Plan (the “2019 Plan”) was first adopted by our Board of Directors on November 20, 2019, and approved by our shareholders on April 22, 2020. Our Board subsequently amended the 2019 Plan on October 26, 2020, and June 26, 2021, to increase the number shares of common stock available for awards. The 2019 Plan will terminate on November 19, 2029. The 2019 Plan was designed to ensure the continued availability of equity awards that will assist us in attracting, retaining and rewarding key employees and directors. The 2019 Plan is intended to promote the growth and profitability of the Company by providing our key employees and directors with incentive compensation opportunities in the form of stock options and restricted shares, thereby aligning their interests with those of our shareholders.
Shares Available for Awards. Up to 3,400,000 shares of common stock, which includes any shares of common stock underlying awards that expire or are otherwise terminated or forfeited at any time after the effective date of the 2019 Plan, will be available for issuance to participants (including individuals who may become participants due to acquisitions) under the 2019 Plan. In addition, there are outstanding stock options to purchase totaled 869,600 shares and outstanding unvested restricted shares totaled 35,625 shares of common stock outstanding under the 2019 Plan that were originally issued by the Bank and which we assumed when we completed the bank holding company reorganization. Shares of common

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stock delivered to or withheld by the Company pursuant to the exercise of an award or applied to the satisfaction of any tax withholding obligation become available for re-grant under the 2019 Plan. Shares subject to awards issued in substitution or replacement of awards issued by another entity do not count against the 2019 Plan’s share grant limits. The 2019 Plan does not have an evergreen provision.
Administration. The CNG Committee administers the 2019 Plan. Among other powers, the CNG Committee has full and exclusive power to interpret the 2019 Plan, grant awards, and to determine the number of shares of common stock that will be subject to the awards. The CNG Committee may delegate to one or more persons other than members of the CNG Committee certain day-to-day administrative duties with respect to the 2019 Plan.
Eligibility for Participation. All officers, employees, directors and consultants of the Company and its subsidiaries are eligible to participate in the 2019 Plan. Subject to the provisions of the 2019 Plan, the CNG Committee has the authority to select from the eligible individuals to whom awards are granted and to determine the nature and amount of each award.
Types of Awards. The CNG Committee may grant incentive awards in the form of stock options and restricted stock. Each award will be reflected in an agreement between the Company and the recipient and will be subject to the terms of the 2019 Plan, together with any other terms or conditions contained therein that are consistent with the 2019 Plan and that the CNG Committee deems appropriate.
Stock Options. The CNG Committee may grant stock options intended to qualify as incentive stock options, or ISOs, within the meaning of Section 422 of the Internal Revenue Code, and “nonqualified stock options” that are not intended to so qualify as incentive stock options or any combination of ISOs and nonqualified stock options.
The CNG Committee will determine the term of each option and the exercise price per share for options on the date of grant, provided that the exercise price of any option granted under the 2019 Plan can never be less than the fair market value of the underlying shares of common stock on the date of grant. The CNG Committee may impose in an award agreement such restrictions on the shares deliverable upon exercise of a stock option as it deems appropriate, including that such shares will constitute “restricted shares” subject to restrictions on transfer.
Restricted Stock. An award of restricted stock involves the immediate transfer by the Company to the participant of a specific number of shares of common stock which are subject to a risk of forfeiture and a restriction on transferability. This restriction will lapse following a stated period of time or subject to any stated conditions. The participant does not pay for the restricted stock and has all the rights of a holder of a share of common stock of the Company (except for the restriction on transferability), including the right to vote and receive dividends unless otherwise determined by the CNG Committee and set forth in the award agreement. Except as provided otherwise in an award agreement, if a participant’s employment with the Company or its subsidiaries is terminated for any reason at any time during which any portion of an award of restricted stock remains subject to restrictions, that portion will automatically be forfeited and returned to the Company.
Modification and Substitutions of Awards. Subject to applicable law and the terms of the 2019 Plan, the CNG Committee may: (i) modify, extend and renew awards to modify the terms of an award agreement, provided that no modification, extension or renewal may have the effect of lowering the exercise price of any award except for adjustments related to capitalization and other corporate changes as described above; and/or (ii) accept the surrender of awards granted under the 2019 Plan or under any

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other equity compensation plan of the Company and replace them with new awards pursuant to the 2019 Plan.
Amendment and Termination. Our Board may, at any time and from time to time and in any respect, terminate, amend or modify the 2019 Plan, including to provide that the 2019 Plan and each award granted under the 2019 Plan complies with applicable law, regulations and stock exchange rules provided that no amendment (other than an adjustment upon a change in capitalization) may adversely affect any outstanding award, without the written consent of the participant holding such outstanding award. Such termination, amendment or modification may be without shareholder approval except to the extent that such approval is required by the Internal Revenue Code, or under any other applicable laws or stock exchange rules.
The CNG Committee may, at any time and in its sole discretion, determine that any outstanding stock options granted under the 2019 Plan, whether or not exercisable, will be canceled and terminated and the holders of such stock options may receive for each share of common stock subject to such stock option award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the fair market value of our common stock and the stock option’s exercise price per share multiplied by the number of shares of common stock subject to such stock option; provided that if such product is zero or less, the stock option may be canceled without consideration.
Effect of Termination and Change in Control. Unless otherwise provided in an award agreement, if a “terminating event” (as defined in the 2019 Plan) occurs, the 2019 Plan will terminate and all stock options and restricted stock awards will vest in full, with holders of stock options given at least 30 days to elect to exercise, subject to the completion of the terminating event. Under the 2019 Plan, a “terminating event” includes (1) the consummation of a plan of liquidation or dissolution of the Company, (2) a merger or reorganization in which the Company is not the surviving corporation or (3) a sale of all or substantially all of the Company’s assets, unless all outstanding awards that are not exercised or paid at the time of the change in control will be assumed by, or replaced with awards that have comparable terms by, a successor corporation (or a parent or subsidiary of the successor corporation).

Outstanding Equity Awards
The following table provides information for each of our named executive officers regarding outstanding stock options and restricted share units held by our named executive officers as of December 31, 2022.

			Number of	Number of	Option		Number	Market Value
			Underlying	Underlying	Exercise	Option	of Shares or	of Shares or
	Grant		Unexercised Options-	Unexercised Options-	Price	Expiration	Units of stock that Have	Units of Stock that Have
Name	Date		Exercisable	Unexercisable	($)	Date	Not Vested	Not Vested (1)
David I. Rainer	11/5/2020	(2)	—	—	$—	—	211,765	$3,564,005
Chief Executive Officer of the Company and the Bank	11/5/2020	(3)	—	—	—	—	141,176	$2,375,992
	3/29/2022	(4)	—	—	—	—	32,363	$544,669

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			Number of	Number of	Option		Number	Market Value
			Underlying	Underlying	Exercise	Option	of Shares or	of Shares or
	Grant		Unexercised Options-	Unexercised Options-	Price	Expiration	Units of stock that Have	Units of Stock that Have
Name	Date		Exercisable	Unexercisable	($)	Date	Not Vested	Not Vested (1)
Thomas G. Dolan	10/26/2020	(2)	—	—	—	—	42,353	$712,801
Executive Vice President Chief Financial Officer of the Company, and Chief Operating Officer of the Company and the Bank	10/26/2020	(5)	—	—	—	—	28,235	$475,195
	8/25/2021	(2)	—	—	—	—	21,053	$354,322
	3/4/2022	(6)	—	—	—	—	11,689	$196,726
	5/5/2022	(7)	—	—	—	—	6,730	$113,266

Richard Hernandez	11/2/2020	(8)	—	—	—	—	33,708	$567,306
President of the Company and the Bank	3/4/2022	(9)	—	—	—	—	11,364	$191,256
	5/5/2022	(10)	—	—	—	—	16,824	$283,148

Anne Williams (12)	3/4/2022	(11)	—	—	—	—	7,793	$131,156
Executive Vice President, Chief Credit Officer of the Bank
(1)Based on the closing price of the Company’s common stock of $16.83 on December 31, 2022.
(2)Represents a performance-based award vesting on December 31, 2023, subject to confirmation that the Company achieved specified performance conditions not later than such date. The performance conditions included return on average assets of 0.9%; record growth in net deposits not less than $1.0 billion from the Bank’s deposit balance as of September 30, 2020; achievement and maintenance of a ratio of classified loans to tier 1 capital plus our allowance for loan and lease losses of less than 25%; and the absence of any formal regulatory enforcement orders. On March 1, 2023, the Board confirmed that all performance conditions have been satisfied and accelerated vesting in full.
(3)Represents restricted stock granted pursuant to Mr. Rainer’s employment agreement, which will vest in equal installments over a two-year period beginning on December 1, 2024.
(4)Represents restricted stock that will vest in equal installments over a two-year period beginning on March 29, 2023.
(5)Represents restricted stock that will vest in equal installments over a two-year period beginning on December 1, 2024.
(6)Represents restricted stock that will vest in equal installments over a two-year period beginning on March 4, 2023.
(7)Represents restricted stock that will vest in equal installments over a two-year period beginning on May 5, 2023.
(8)Represents restricted stock that will vest in equal installments over a five-year period beginning on December 1, 2021.
(9)Represents restricted stock that will vest in equal installments over a three-year period beginning on March 4, 2023.
(10)Represents restricted stock that will vest in equal annual installments over a five-year period beginning on May 5, 2023.
(11)Represents restricted stock that will vest in two equal installments on March 4, 2023 and November 2, 2023.
(12)Ms. Williams retired from her role as Executive Vice President and Chief Credit Officer effective May 31, 2023. She continues to serve as a director of the Company and the Bank.

2023 | Annual Proxy Statement	42

Certain Relationships And Related Transactions, and Director Independence
Policies and Procedures for Approval of Related Person Transactions
Our Board of Directors has adopted a written Related Party Transactions Policy. The policy describes the procedures used to identify, review, approve and disclose, if necessary, any transaction occurring since the beginning of our last fiscal year, or any currently proposed transaction, involving the Company where the amount involved exceeds $120,000 and in which any of the following persons had or will have a direct or indirect material interest: (i) a director or director nominee; (ii) an executive officer; (iii) a person known by the Company to be the beneficial owner of more than 5% of the Company’s common stock; or (iv) a person known by the Company to be an immediate family member of any of the foregoing. Each such transaction is referred to as a “Related Party Transaction.”
The Company does not allow for loans to be made to its employee base; therefore no officers of the Company have loans with us. Loans made to directors and their related parties must comply with Regulation O of the Federal Reserve.
Under the policy, each of our directors and executive officers is required to inform the General Counsel of any potential Related Party Transaction. In addition, on an annual basis, each director and executive officer completes a questionnaire designed to elicit information about any potential Related Party Transactions. Once a transaction has been identified and is determined to constitute a Related Party Transaction, the CNG Committee will be provided with a summary of material facts of the transaction. The CNG Committee will then review the transaction and determine whether it should be permitted or prohibited. In making its determination, the CNG Committee will consider all relevant factors, including but not limited to (i) whether the terms of the Related Party Transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party, (ii) whether there are business reasons for us to enter into the Related Party Transaction, (iii) whether the Related Party Transaction would impair the independence of an outside director, and (iv) whether the Related Party Transaction would present an improper conflict of interest for any director or executive officer. A committee member having an interest in a Related Party Transaction will not participate in any discussion, approval or ratification of the transaction.
Certain Transactions with Related Persons
Banking Transactions
Some of our officers and directors and the business organizations with which they are associated have been customers of, and have engaged in banking transactions with, the Bank in the ordinary course of business, and we expect that they will continue to engage in such banking transactions in the future. All of the banking transactions described in this paragraph are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to us, and do not involve more than normal risk of collectability or present other features unfavorable to us. As of the date of this proxy statement, no related party loans were categorized as nonaccrual, past due, restructured or potential problem loans. Further, the Bank is restricted as to the extent and amount of loans it can make to our officers and directors. All of the banking transactions described in this paragraph have complied with said restrictions.

2023 | Annual Proxy Statement	43

Lease Relationship
The Bank leases a branch office located in Ramona, California from an entity of which one of our directors, John Farkash, is a majority beneficial owner. The Bank first entered into this lease in 2000 and, as amended, the lease covers approximately 1,476 usable square feet. Total lease expense for each of 2022 and 2021 was $43 thousand and $40 thousand and future minimum lease payments under the lease were $193 thousand as of December 31, 2022.
Certain Investor Rights

In connection with a capital offering in 2016, we entered into a Securities Purchase Agreement and letter agreement with Castle Creek Capital Partners VI LP (“Castle Creek”) in which we agreed to provide Castle Creek certain investor rights. When Castle Creek made additional purchases of our common stock in 2018 and 2019, we entered into new side letters with Castle Creek confirming that its investor rights would apply to all of the shares it purchased. Under these agreements, for so long as Castle Creek and its affiliates own at least 5.0% of our outstanding common stock and not less than 891,284 shares, we must nominate for election, recommend that our shareholders elect, and use our reasonable best efforts to take all action required to elect, a representative of Castle Creek to our Board at our annual meeting each year. If Castle Creek’s representative ceases to be director, Castle Creek is permitted to designate a replacement. We also agreed to provide Castle Creek and its permitted transferees “piggyback” registration rights with respect to registration statements we may file, subject to certain exceptions, and to permit them to sell their shares in any underwritten offering we may pursue to the extent the inclusion of their shares would not, in the opinion of the underwriters, adversely affect the marketability of the offering. We will bear certain expenses incurred in connection with the filing of any such registration statements.

Certain Investments
The Company invested in Castle Creek Launchpad Fund I (“Launchpad”) in 2022. Launchpad is a financial technology venture capital fund for which our director, Mr. Volk, serves on the investment committee. The Company’s total commitment is $2.0 million, and the Company contributed an aggregate of $315 thousand during the year ended December 31, 2022.
Director Independence
Our Board annually evaluates the independence of its members based on Item 407(a) of Regulation S-K and Nasdaq Rule 5605(a)(2). In addition, our Board annually evaluates the independence of its ARC Committee and CNG Committee members based on the Nasdaq Rules 5605(c)(2) and (d)(2), respectively. Our corporate governance policy requires that a majority of the Board be composed of directors who meet the requirements for independence established by these standards. Our Board has concluded that the Company has a majority of independent directors and that our Board meets the standards of Nasdaq Rules 5605(a)(2). Our Board has also concluded that the members of the ARC Committee meet the standards of the Nasdaq Rule 5605(c)(2) and that the members of the CNG Committee meet the standards of the Nasdaq Rule 5605(d)(2).
Our Board has determined that each of our directors, other than Mr. Rainer, Mr. Di Tomaso and Ms. Williams, are independent, taking into account the matters discussed above. Mr. Rainer and Mr. Di Tomaso are not independent because they are employees of the Company and/or the Bank. Ms. Williams is not independent because she was employed by the Bank within the last three years.

2023 | Annual Proxy Statement	44

Report of the Audit and Risk Committee

The Audit and Risk Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2022, with the management of the Company and with Eide Bailly LLP (“Eide Bailly”), the Company’s independent public accounting firm. Specifically, the Audit and Risk Committee has discussed with the independent public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, which includes, among other things:
•Methods used to account for significant unusual transactions;
•The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
•The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and
•Disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.
The Audit and Risk Committee has received the written disclosures and the letter from the Company’s independent public accounting firm, Eide Bailly, required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit and Risk Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on its review of the audited consolidated financial statements and the various discussions noted above, the Audit and Risk Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Registration Statement on Form 10, filed with the SEC and declared effective on May 10, 2023.

AUDIT AND RISK COMMITTEE
Kaveh Varjavand, Chair
John Farkash
Lester Machado
Richard Martin
Anita Wolman

The foregoing report shall not be deemed soliciting material or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act or the Exchange Act, except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Exchange Act.

2023 | Annual Proxy Statement	45

PROPOSAL II TO RATIFY THE SELECTION OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM

Proposal II
The Audit and Risk Committee has appointed Eide Bailly to serve as the Company’s independent public accounting firm for the fiscal year ending December 31, 2023. The Audit and Risk Committee and the Board seek to have the shareholders ratify the Audit and Risk Committee’s appointment of Eide Bailly as the Company’s independent public accounting firm for the fiscal year ended December 31, 2023. Although the Company is not required to seek shareholder approval of this appointment, the Board of Directors feels it is sound corporate governance to do so. If the appointment of Eide Bailly is not ratified by the Company’s shareholders, the Audit and Risk Committee may appoint another independent accounting firm or may decide to maintain its appointment of Eide Bailly. Eide Bailly has served as the Company’s independent public accountants since 2019, for each of the years ended December 31, 2019 through 2022. Vavrinek, Trine, Day & Co., LLP, who joined Eide Bailly LLP in 2019, had served as the Company’s auditor since 2007.

Representatives of Eide Bailly will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Fees

For the years ended December 31, 2022 and 2021, Eide Bailly provided services to the Company, as follows:

	Year Ended December 31,
	2022	2021
Audit fees	$380,000	$250,000
Audit-related fees	—	—
Total audit and audit-related fees	380,000	250,000
All other fees	—	—
Tax fees	—	7,100
Total fees	$380,000	$257,100

Audit fees. In the year ended December 31, 2022, Eide Bailly rendered audit services, which consisted of professional services provided for the audit of the Company’s annual consolidated financial statements and internal control over financial reporting including compliance with FDIC Improvement Act, review of the Company’s quarterly consolidated financial statements in connection with the Nasdaq listing, and related consultations.
In the year ended December 31, 2021, Eide Bailly rendered audit services, which consisted of professional services provided for the audit of the Company’s annual consolidated financial statements, and related consultations.

Audit-related fees. Eide Bailly did not render any other audit related services to us during 2022 or 2021.

All other fees. Eide Bailly did not render any other services to us during 2022 or 2021.

2023 | Annual Proxy Statement	46

Tax fees. Eide Bailly did not render any tax services to us during 2022. In 2021, Eide Bailly rendered tax services consisting of tax compliance, tax advice, and tax consulting services.

Audit and Non-Audit Services Pre-Approval Policy

The Audit and Risk Committee’s charter provides that the Audit and Risk Committee must pre-approve services to be performed by the Company’s independent registered public accounting firm. In accordance with that requirement, the Audit and Risk Committee pre-approved the engagement of Eide Bailly pursuant to which it provided the services described above for the fiscal years ended December 31, 2022 and 2021, respectively.

Vote Required and Recommendation of the Board of Directors

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the Annual Meeting, provided that such shares also constitute at least a majority of the required quorum. Abstentions and broker non-votes are not counted in determining whether the affirmative votes constitute a majority of the shares present or represented and voting at the Annual Meeting for this proposal but could affect whether this proposal is approved because they do not count as affirmative votes in determining whether the shares voting affirmatively on the proposal constitute at least a majority of the required quorum.

✓	The Board of Directors Recommends a Vote “FOR” the Ratification of the Appointment of Eide Bailly LLP as the Company’s Independent Public Accounting Firm for the Fiscal Year Ending December 31, 2023.

2023 | Annual Proxy Statement	47

SOLICITATION

We will pay the costs of soliciting proxies from our shareholders and plan on soliciting proxies by mail. If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In order to ensure adequate representation at the Annual Meeting, our directors, officers and employees and those of the Company may, without additional compensation therefor, communicate with shareholders, brokerage houses and others by telephone, email, facsimile, or in person, to request that proxies be furnished. We will reimburse brokerage houses, banks, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Company’s common stock.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Under Exchange Act Rule 14a-8, any shareholder desiring to submit a proposal for inclusion in our proxy materials for our 2024 annual meeting of shareholders must provide the Company with a written copy of that proposal by no later than February 14, 2024 which is the 120th day before the first anniversary of the date on which the Company’s proxy materials for the meeting are being released. However, if the date of our 2024 annual meeting of shareholders changes by more than 30 days from the date of the Annual Meeting in 2023, then the deadline would be a reasonable time before we begin to print and mail our proxy materials for our 2024 Annual Meeting of shareholders. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Exchange Act, and the rules of the SEC thereunder and other laws and regulations to which interested shareholders should refer.

In accordance with the advance notice requirements contained our Bylaws, a shareholder who proposes to bring business before, or make nominations of persons for election to the Board of Directors at the 2024 annual meeting of shareholders but who does not desire to have the proposal included our proxy materials for the meeting must deliver written notice to the Company’s Corporate Secretary no earlier than 120 calendar days and no later than 90 calendar days before the date such annual meeting is to be held. If our 2024 annual meeting is called for a date that is not within 30 days of the anniversary of the 2023 Annual Meeting, notice must be received not later than 10 calendar days following the day on which public announcement of the date of the annual meeting is first made. A shareholder’s written notice must include certain information concerning the shareholder and each nominee or proposal as described in our Bylaws. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the SEC’s “universal proxy” rules, shareholders who intend to solicit proxies in support of director nominees must include the additional information required by SEC Rule 14a-19. Shareholder proposals or nominations for directors that do not meet the notice requirements set forth above and set forth in our Corporate Bylaws will not be acted upon at the 2024 annual meeting of shareholders.

Nominations and shareholder proposals, as well as requests for a copy of the Company’s Bylaws (which will be furnished to any shareholder without charge upon written request), should be directed to the Corporate Secretary at 12265 El Camino Real, Suite 210, San Diego, California, 92130.

2023 | Annual Proxy Statement	48

OTHER MATTERS
We are not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is properly brought before the Annual Meeting or any adjournment or postponement, the proxy holders named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether you vote by telephone, on the internet or return your proxy card by mail.

INTERNET AVAILABILITY OF MATERIALS

The Company’s notice of annual meeting, this proxy statement and 2022 Annual Report are available online at https://www.envisionreports.com/BCAL. In accordance with SEC rules, we are making our proxy materials available over the internet. We expect to mail the Notice of Internet Availability of Proxy Materials to our shareholders on June 13, 2023. The Notice contains instructions on how to access this proxy statement and our 2022 Annual Report and submit a proxy over the internet. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a paper copy of the proxy materials unless you request such materials by following the instructions contained in the Notice of Internet Availability of Proxy Materials or in this proxy statement.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single notice of internet availability of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single notice of internet availability of proxy materials to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate notice of internet availability of proxy materials , or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker or nominee if your shares are held in a brokerage account or other account or our agent, Broadridge Corporate Issuer Solutions, if you hold registered shares. You can notify the Company’s Corporate Secretary at 12265 El Camino Real, Suite 210, San Diego, California, 92130.

By Order of the Board of Directors

David I. Rainer
Chairman & CEO

2023 | Annual Proxy Statement	49

SOUTHERN CALIFORNIA BANCORP

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
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ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 8:59 p.m., PDT, on July 25, 2023.

Online
Go to **www.envisionreports.com/BCAL** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/BCAL

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Shareholder Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each director nominee listed and FOR Proposal II.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
1a - Frank D. Di Tomaso	☐	☐	1b - John Farkash	☐	☐	1c - Irwin Golds	☐	☐
1d - Lester Machado	☐	☐	1e - Richard Martin	☐	☐	1f - David I. Rainer	☐	☐
1g - Kaveh Varjavand	☐	☐	1h - David Volk	☐	☐	1i - Anne Williams	☐	☐
1j - Anita Wolman	☐	☐						

For ☐ Against ☐ Abstain ☐

C 1234567890 JNT

1 U P X 5 8 0 1 7 5

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03U5PF

2023 | Annual Proxy Statement	50

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BCAL

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — SOUTHERN CALIFORNIA BANCORP

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) David Rainer, Manisha Merchant and Debra Franco, and each of them, as proxy for the undersigned (the "Proxy Holders"), with full power of substitution and revocation, to represent and to vote, as designated on the reverse side of this ballot, all shares of the common stock of Southern California Bancorp (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on Wednesday, July 26, 2023, at 8:30 a.m. PDT, upon the following items as set forth in the Notice of Annual Meeting of Shareholders and according to their discretion upon all other matters that may be properly presented for action at the Annual Meeting or at any adjournment or adjournments thereof. The undersigned may revoke this proxy at any time prior to its exercise.

This proxy, when properly executed and returned to the Company, will be voted in the manner directed. In the event that no such direction is given hereon and this proxy is not subsequently revoked or superseded, the Proxy Holders intend to vote "FOR" each of the proposals listed on this proxy.

To assure a quorum, you are urged to date, complete, and sign this proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.

B Authorized Signatures - This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, trustee, or other representative capacity, please give your full title. If more than one shareholder, all should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

PLEASE PROMPTLY COMPLETE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE OR VOTE FOLLOWING THE ELECTRONIC VOTING INSTRUCTIONS.

2023 | Annual Proxy Statement	51

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